Summary Prospectus

Aberdeen Select International Equity Fund II

February 28, 2017, as amended May 17, 2017

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/AIF. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2017, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2016, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: JETAX  Institutional Class: JETIX

Objective

The Aberdeen Select International Equity Fund II (the "Select International Equity Fund II" or the "Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Select International Equity Fund II. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[1]	0.35%	0.37%
Total Annual Fund Operating Expenses[1]	1.50%	1.27%

1  The Fund has received payment on tax reclaims from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the "Article 63 EU Tax Reclaims"). The receipt by the Fund of the tax reclaims from these jurisdictions results in a tax liability to the Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax liability is uncertain and subject to negotiations with the U.S. IRS.

  Uncertain taxes and costs associated with Article 63 EU Tax Reclaims are not included in the expense table above. In addition to the operating expenses shown in the table above, the Fund has accrued a tax expense representing approximately 1.55% of assets under management as of April 30, 2017. If these taxes and costs were included in the table above, the expense ratio would materially increase.

  Please see the Performance section for details on the impact of the receipt of the Article 63 EU Tax Reclaim payments. Upon final determination of the U.S. IRS, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund's expenses, net asset value and performance may be materially adversely impacted.

Example

This Example is intended to help you compare the cost of investing in the Select International Equity Fund II with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$153	$474	$818	$1,791
Institutional Class shares	$129	$403	$697	$1,534

The example does not include the impact of the uncertain taxes and costs associated with the receipt by the Fund of Article 63 EU Tax Reclaims as noted in the footnote below the table in "Fees and

Expenses of the Fund." If the uncertain taxes and costs associated with these reclaims were included, the expenses would be materially higher.

Portfolio Turnover

The Select International Equity Fund II pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Select International Equity Fund II invests at least 80% of the value

  Aberdeen Select International Equity Fund II: Summary Prospectus as of February 28, 2017, as amended May 17, 2017  01 of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenue from, a number of countries around the world other than the U.S. For purposes of the 80% policy, a company is considered to be outside the U.S. if Fund management determines that the company meets one or more of the following criteria: the company

•  is organized under the laws of, or has its principal office in, a country outside the U.S.;

•  has its principal securities trading market in a country outside the U.S.;

•  derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S. (and meets one or more of the other criteria); and/or

•  issues securities denominated in a currency of a country outside the U.S. (and meets one or more of the other criteria).

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Select International Equity Fund II.

Under normal circumstances, a number of countries around the world will be represented in the Fund's portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund generally invests in companies that the Adviser considers to be upper end of the small capitalization range and larger companies, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund's investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company's business direction or growth prospects have changed or the company's valuations are no longer attractive.

Principal Risks

The Select International Equity Fund II cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign securities. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Large-Cap Securities Risk — Securities issued by large cap companies subject the Fund to the risk that those securities may underperform securities issued by companies with smaller capitalizations or the market as a whole.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Securities Selection Risk — The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

02  Aberdeen Select International Equity Fund II: Summary Prospectus as of February 28, 2017, as amended May 17, 2017

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Select International Equity Fund II. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The table compares the Fund's average annual total returns to the returns of the MSCI All Country World ex USA Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") and Aberdeen Asset Managers Limited ("AAML") became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Performance shown for periods after February 1, 2017 reflect the Fund's receipt of payment of Article 63 EU Tax Reclaims related to prior years (2005-2009), the receipt of which was uncertain. The receipt of these extraordinary payments increased the Fund's performance for all periods that include February 2017 in a manner that may not recur in the future, and the Fund's performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.

Annual Total Returns–Class A Shares
(Years Ended Dec. 31)

Highest Return: 21.94% – 2nd quarter 2009
Lowest Return: -24.29% – 3rd quarter 2011

As of March 31, 2017, the Fund's year to date performance was 12.90%.

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2016

	1 Year	5 Years	10 Years
Class A shares (inception date: 5/4/05)–Before Taxes	5.92%	2.27%	-2.10%
Class A shares–After Taxes on Distributions	5.17%	1.44%	-2.75%
Class A shares–After Taxes on Distributions and Sales of Shares	3.35%	1.49%	-1.60%
Institutional Class shares (inception date: 5/4/05)–Before Taxes	6.36%	2.55%	-1.84%
MSCI All Country World ex USA Index (reflects no deduction for expenses or taxes)	5.01%	5.48%	1.42%

Investment Adviser

AAMI serves as the Select International Equity Fund II's investment adviser and AAML serves as the Fund's subadviser.

  Aberdeen Select International Equity Fund II: Summary Prospectus as of February 28, 2017, as amended May 17, 2017  03

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013
Martin Connaghan	Senior Investment Manager	2013

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

04  Aberdeen Select International Equity Fund II: Summary Prospectus as of February 28, 2017, as amended May 17, 2017

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